Fund Facts


Your Charity Input. Every year the Advisor to the Fund donates up to 10% of the management fee profits to various charities. If you have more than $15,000 in the Fund, please send us a letter (Texas Capital Value Funds, Inc., 1600 W. 38th Street, Suite 412, Austin, TX 78731) with the following information prior to December 25:

	Charity Name		 Your Name		Charity Address	 Your Address
	Charity Phone #			 Your Account #   Your Account Balance

Remember, the group must be a valid charity under the IRS rules, Section 501 ( c )(3).

4 For 1996, shareholders designated the following charities:

For the Love of Christi
Boy Scouts of America
Alzheimer's Association of Austin
Texas Baptist Children's Home
Children's Hospital of Austin
   at Brackenridge


St. Vincent De Paul Society
Austin Community Foundation
Westbank Library
Valley View Elementary
Austin Smiles

 4 How to Pay No Sales Charges? Transfer assets from another mutual fund. Transfers are always at NAV, meaning you never pay a sales charge for a transfer from another mutual fund.

4 Who is one of the largest individual shareholders? Your manager, Mark Coffelt.

4 Need a prospectus and other information for a friend?
Call 1-888-839-7424.

4 Have questions about your account?  Call the Transfer
Agent at 1-800-628-4077.

4 Have a question for your portfolio manager?
 Call (512) 458-8165, or (800) 880-0324.  Ask for Mark or
Eric.

4 Daily NAV.  Call (512) 302-6099.

Fellow Shareholders,

The Net Asset Value of the Value & Growth Portfolio for the period ending September 30th, 1997 was $17.66, resulting in the following performance:

Period	         The Fund 	Russell 2000	S&P 500
Last Quarter	   20.5%	    14.5%	       7.5%
Last 6 Months	  43.3%	    32.5%	       26.2%
Year-to-date	   46.4%    	25.2%       	29.6%
Last 12 Months	 64.9%	    31.0%	       40.4%

Since Inception
(annualized)   	37.7%	    23.7%	       27.7%


For the 12 months ended October 2nd, Lipper Analytical ranks your fund as the 4th best performing Growth Fund out of a total of 775 funds, and the 16th highest performing fund out of all funds monitored by Lipper. We're pleased with our progress so far. We hope you are too. As always, please keep in mind that past performance may not be indicative of future results.

Commentary
The following is an interview between Mark Coffelt and Jerry Breitner, host of The Mutual Fund Report of WGBB, a New York radio station. We thought Jerry asked particularly good questions and we think you will find the interview illuminating.
1. Why don't we start by your explaining the investment philosophy of the Texas Capital Value and Growth Fund?

Well, we're looking for growth stocks at value prices, with the emphasis on value. In essence, we are trying to get the best of both the growth and value worlds.

In the growth world, investors typically look for quality companies that are growing rapidly. The mistake growth investors make is that they pay too much for growing earnings.

At the other end of the spectrum are the value investors. Value investors focus on price. They want to buy a cheap company, and by cheap, I mean companies that are selling for low prices to earnings, low prices to cashflow, and low prices to bookvalue. The mistake typically made by the Value Investor is that some companies deserve to be cheap, because they are in poor businesses or are not very well managed.

What we try to do at the Texas Capital Value & Growth Fund is take the best of both growth and value, and minimize the mistakes of each. We want quality, growing, companies selling at value prices. That's not GARP, or Growth At a Reasonable Price, but growth companies at value prices.

Our bias to value is for one very simple reason--Every piece of academic research we can find gives the nod to value investing. Over time, value investing has produced superior results. Since value investing is difficult to do, my guess is that it will continue to produce superior results.

2. You use a highly structured, quantitative approach to stock selection within your fund. Can you discuss this process now as well as the advantages to this strategy?

There are lots of ways to invest. In the decision making process, most investors and most funds use a combination of brokerage ideas, intuition, quantitative screens, company visits, expensive research, and so forth.

How well has all this research served them? If you look at the statistics, not well at all. Vanguard's S&P 500 Index fund has beaten most managers over the last decade, managers with the best research money can buy.

So we believe that to be successful, you have to be removed from the Wall Street herd. You have to have a well thought out strategy, and most importantly, that strategy has to be executed with rigorous discipline, which is exactly what the quantitative strategy provides.

There's a professor at the University of Minnesota, by the name of Paul Meehl. Professor Meehl has spent a lifetime showing that in any complex decision, be it reading radiology charts, making a diagnosis of mental disorders, or the college admissions process, if the decision maker will predetermine what's important and then follow his own criteria rigorously, about 98% of the time the outcome will be better than just using judgment.

Now, why is it necessary to predetermine what's important, and then follow it rigorously?

What Meehl's research shows is that decision makers are good at determining what is important, but not so good at following through. You see that in investing. If you ask most fund managers what it takes to beat the market, I believe they would tell you to invest in stocks with low prices to earnings (P/E's) and other value characteristics. There's no mystery about this. But how do they invest?
They have portfolios full of glamour stocks, or "feel-good" stocks.

The Glamour stocks are the ones every one wants to own-and you guessed it, where demand is high, so too are prices.

What our quantitative strategy does is allow us to tune in to those companies having robust value characteristics, without getting pulled off course by all the noise of Wall
Street.

3. Everyone knows about past performance not being an indicator of future results. You have a somewhat different take on this. Please explain.

Well, first of all, the reason the phrase "past performance may not be indicative of future results," is used is that frequently it's true. Past performance may not be indicative of future performance for us. But let's step back for a moment and ask why past performance frequently doesn't repeat.

I think there are three reasons:

1. Reason one is that the manager who created the performance is no longer there. I'm always amused when I read about some fund with a long, hot track record and a manager who has only been there 6 months. So the first question an investor should ask is "Is the manager who created the record still there?"
2. Reason two is that the manager had no valid strategy, he was just lucky. In essence, he managed to flip ten heads in a row, and was crowned a master coin flipper. So, the second question an investor should ask is, "Is the strategy sound; is it based upon valid research such as low P/E's and other value characteristics?" The unfortunate experience of a number of investors in high growth funds, which blew up in the last year, would be an example of an invalid strategy that was lucky for a short period.
3. Reason three is that even good managers with valid strategies drift off course. This is sometimes called style drift. So the third question an investor should ask is "Is the manager doing what he said he was going to do?"--because as a manager I can tell you that with all the variables in investing, it's easy to drift off course and not even know it. That's why the approach we take is so rigorously disciplined. We don't want to drift off course.

   Will our performance continue to be outstanding? Time will tell, but our focus on value strategies which we have extensively tested in the last few years, as have other researchers over the last fifty years, combined with a rigorous implementation of those strategies, I think, gives us a pretty good shot at continuing to perform well.

4. You focus on Small Cap-Value Stocks with low P/E ratio's, low P/CF and low P/BV. Is it difficult finding stocks that meet your criteria and can this strategy help reduce risk?

No, we are finding plenty of stocks that meet our criteria, but that's primarily because we are looking in the small cap area. Personally, I would not want any of my money invested today in the S&P Index, for the simple reason that the S&P 500 is at least fully priced, if not over priced. Additionally, I think large companies are going to have difficulty producing earnings gains. Many of the larger companies have produced such gains through cost cutting. I am doubtful that monetary gains through cost cutting going forward will continue to add to large company earnings. There is a limit to how much earnings gains can be the result of cost cutting. Finally, big companies like Coke and IBM and so forth have huge foreign operations. When the dollar goes up, those operations produce less dollar earnings. So, it's becoming harder for big companies to produce positive earnings gains.

Smaller companies, on the other hand, don't have exposure to foreign sales, and haven't produced earnings gains through cost cutting. Smaller companies have real sales growth.

But I think most significantly, small companies are much cheaper. So, your question, "Will smaller companies help reduce risk?" I would answer with "It sure looks that way to us." And small companies may well have the greatest return potential going forward.

5. The expenses of your fund are high relative to your peers. Can you comment on this.

Our expenses are higher, but that is really a function of our size. As the assets of the fund grow, our expenses will decline. We have actually targeted our expense levels to be average across various fund sizes. So, relative to other smaller funds, we are quite comparable. However, there is a flip side. As a small fund we are able to buy into a lot of small companies that large funds can only dream about. The evidence, so far, I believe is that our higher expenses have been more than offset by our flexibility.

6. How can your fund be used as a tool to help diversification?

My guess is that for most investors, the most under-represented area in their portfolios are small value funds, simply because that area of the market has done so poorly in the last few years. Ironically though, small-cap value stocks, over the long run, have been where the highest returns have been. We don't buy what other funds buy and, as such, would probably be a good diversification choice for a part of most investors' portfolios. As for myself, this is the only place my money goes.

7.  Finally, small cap stocks, after badly lagging Large
Caps over the previous 2 years have recently been doing
much better.   --Looking into your crystal ball, how do you
see this playing out in the future?

I don't know how small caps will do in the next few years, but given the number of low valuations we are finding relative to large stocks, I think small value has a long way to go. So, you could say, I'm really bullish on small stocks going forward and more specifically, on our strategy.

Respectfully submitted,
Mark A. Coffelt, CFA


								   S T O C K
P R I C E S   R E L A T I V E  TO
                                 Earnings         Cash flow        Book value
Value & Growth Portfolio	        18.1x	           10.2x	           2.5x
Avg Small Value Fund	            21.6x	           13.8x	           3.0x
Avg Small Growth Fund	           34.0x	           25.4x           	5.9x
S&P 500 Index	                   25.8x	           16.6x	           5.9x

All Ratios from Morningstar Mutual Funds October, 1997.



This chart compares a hypothetical investment of $10,000 between the Value & Growth Portfolio and two indices considered representative of the market. The maximum 4.5% sales charge is applied to the Fund as are management fees and transaction costs. Neither index has any costs associated with it, nor is it possible to invest in the indices as shown. The S&P 500 Index represents primarily large capitalization companies, while the Russell 2000 represents primarily smaller companies. The Advisor believes the Fund profile is currently closer to the Russell 2000 than the S&P 500. The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.



Short-Term    0.4%  Principal   Issues                 Market       As % of
Investments     Amount/Shares                          Value        Net Assets
                     $128,607	  Bank of Boston
                                Repurchase Agreement
                                                      $128,607		     0.4
		           (5.00% due 2/15/99 & 5.50% due 12/31/00
              Collateralized by U.S. Treasury Notes)

Common Stocks 99.5%

Agriculture	           18,800	  Universal Corp.	       681,500	      2.5

Automobile Parts	       2,200	  Borg-Warner 	          125,125	      0.5
	                      55,000	  Standard Products	     1,447,187		   5.2
	                      13,500	  Superior Industries	   373,781       1.3
			                                                    1,946,093		   7.0

Building Materials	    39,900	  LaFarge Corp.          1,286,775		   4.6
	                      29,900	  Medusa Corp.	          1,423,988		   5.1
			                                                    2,710,763	   	9.7

Computer Products	     12,900	  Sequent Computer*	     320,081       1.2
                      	19,000	  Storage Technology*	   914,375	      3.3
	                       3,800	  Stratus Computer*	     183,825	     	0.7
	                      27,300	  Western Digital*	      1,095,413		   3.9
		                                                    	2,513,694   		9.1

Diversified	           50,100	  Katy Industries       	901,800	      3.2
	                       3,300	  Raychem Corp.	         278,850     		1.0
			                                                    1,180,650		   4.2

                                  8

Electronics	           16,800  	Dynatech Corp.*	       688,800	      2.5

Financial Services    	23,000	  Countrywide Credit     838,063	     	3.0
	                       8,500  	Green Tree	            399,500     		1.4
			                                                    1,237,563	   	4.4

Furniture             	33,500  	La-Z-Boy              	1,239,500	   	4.5

Homebuilding         	116,500	  Standard Pacific Corp. 1,223,250	   	4.4

Insurance             	26,500  	Nac Re Corp.          	1,358,125	    4.9

Machinery             	39,000  	Gleason Corp.	         1,072,500     3.9

Maritime              	53,100  	Sea Containers        	1,506,712	    5.4

Metal Fabricating	     51,400  	Oregon Metallurg.*     1,288,212   		4.7

Oilfield Services	      2,500	  Tidewater Inc.        	148,125	      0.5

Precision Instrument	   2,000	  Coherent Inc.*	        110,750	      0.4

Recreation             13,700	  Callaway Golf	         477,788	      1.7

Restaurant            	15,300  	Bob Evans Farms	       290,700	      1.0
	                      68,600  	Brinker International*	1,217,650	    4.4
	                      21,800	  Outback Steakhouse*	   602,225       2.2
	                                                   		 2,110,575		   7.6

Retail 	                9,900	  Dress Barn*	           237,600		     0.9
                      	34,500	  Ross Stores	           1,177,312		   4.2
			                                                    1,414,912		   5.1

Security Brokerage	    32,200	  Advest Group           847,263	     	3.0
	                      28,000	  Lehman Bros.	          1,492,750	   	5.4
		                                                    	2,340,013	   	8.4

Thrift	                58,200	  Dime Savings NY	       1,218,563	    4.4

Trucking              	48,700	  Werner Enterprises	    1,180,975	    4.2

		                               Total Common Stocks	  27,649,063	  	99.5
		                                              (Cost $25,210,946)

		                          Total Investment Portfolio	27,777,670	   99.9

		Other Assets
		    Less Liabilities                                	21,590	      	0.1
		Net Assets - 100%	                                  $27,799,260		100.0

*Non-Income Producing Security

At September 30, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $25,210,946 was as follows:

Gross unrealized appreciation                             	$2,493,009
Gross unrealized depreciation                              (54,892)
Net unrealized appreciation                                $2,438,117

ASSETS
     Investments at Market Value,
     (Identified Cost $25,210,946) (Note 1-A) 	            $27,649,063
     Cash & Equivalents		                                   128,607
     Dividends  and Interest Receivable		                   9,862
     Receivable for Securities Sold		                       45,386
     Receivable for Shares Sold		                           627,450
           Total Assets		                                   28,460,368
LIABILITIES
     Administration Fee (Note 2)		                          11,086
     Management Fee (Note 2)		                              18,624
     12B-1 Fees		                                           7,287
     Payable for Securities Purchased		                     623,783
     Other Liabilities		                                    328
           Total Liabilities		                              661,108
NET ASSETS		                                                $27,799,260
    (Applicable to 1,574,023 shares outstanding,
     $.001 par value, 25 million shares authorized)
NET ASSET VALUE AND REPURCHASE PRICE PER SHARE		            $17.66

MAXIMUM OFFERING PRICE PER SHARE		                          $18.49
   (100/95.5 of net asset value)

NET ASSETS
At September 30, 1997, net assets consisted of:
     Paid-in Capital		                                      $24,491,946
     Accumulated Net Realized Gain on Investments	          869,197
     Net Unrealized Appreciation on Investments	            2,438,117
     		                                                     $27,799,260

INVESTMENT INCOME
          Dividends		                                       $49,290
          Interest	                                        	9,367

          TOTAL INVESTMENT INCOME		                         58,657

EXPENSES
          Administrative Fee (Note 2)		                     35,970
          Management Fee (Note 2)	                         	59,431
          12B-1 Fees (Note 2)		                             14,858

          TOTAL EXPENSES		                                  110,259

NET INVESTMENT LOSS		                                       (51,602)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
         Net Realized Gain from Security Transactions 	     959,264
         Increase in Unrealized Appreciation of Investments 2,318,009

         NET GAIN ON INVESTMENTS		                          3,277,273

NET INCREASE IN NET ASSETS FROM OPERATIONS                	 $3,225,671

                                        Year ended	            Nov. 6, 1995*
INCREASE (DECREASE) IN NET ASSETS FROM:	Sept. 30, 1997		to     Sept. 30, 1996
OPERATIONS
     Net Investment Loss	               $(51,602)	             $(3,890)
     Net Realized Gain on Investments 		959,264	               28,969
     Increase in Unrealized
     Appreciation on Investments	       2,318,009		            120,108
INCREASE IN NET ASSETS FROM OPERATIONS	 3,225,671	             145,187

DISTRIBUTIONS TO SHAREHOLDERS
     Net Realized Gains		               (63,343)		             (202)

CAPITAL SHARE TRANSACTONS: (a)
     Shares Sold		                      23,834,857		           1,143,762
     Shares Redeemed		                  (510,028)		            (136,568)
     Distributions Reinvested		         59,722		               202
INCREASE FROM CAPITAL SHARE TRANSACTIONS23,384,551	            1,007,396

TOTAL INCREASE IN NET ASSETS		          26,546,879	            1,152,381

NET ASSETS
     Beginning of Period		              1,252,381		            100,000
     End of Period	                     $27,799,260	           $1,252,381

(a) CAPITAL SHARE TRANSACTIONS
     Shares Sold		                      1,487,704		            115,274
     Shares Redeemed		                  (31,203)	             	(12,766)
     Distributions Reinvested		         4,994		                20
TOTAL INCREASE IN SHARES		              1,461,495	             102,528

                                                   Year ended		Nov. 6, 1995*
                                             Sept. 30, 1997 to Sept. 30, 1996
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD	                  $11.13  $10.00

INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Loss		                              (.03) 		(.03)
    Net Realized and Unrealized Gain on Investments	   7.03		  1.17
TOTAL FROM INVESTMENT OPERATIONS		                     7.00	  	1.14

LESS DISTRIBUTIONS
    Net Capital Gains	                                	(.47) 		(.01)

NET ASSET VALUE, END OF PERIOD  	                      $17.66	 $11.13

TOTAL RETURN FOR FISCAL YEAR		                         64.9%		 11.4%

RATIOS/SUPPLEMENTAL DATA
    Net Assets -- End of Period                ($000s)	$27,799 $1,252

RATIOS TO AVERAGE NET ASSETS
    Expenses		                                         1.83%		 2.20%
    Net Investment Loss		                              (0.86)%	(0.51)%

 Portfolio Turnover Rate	                              103.3%		148.0%

 Average Commissions Per Share		                       $.06		$.08

* Commencement of Operations, all ratios for the period, except total return, have been annualized

To the Shareholders and Board of Directors
Texas Capital Value Funds, Inc.
Value & Growth Portfolio

We have audited the accompanying statement of assets and liabilities of the Value & Growth Portfolio (the "Fund"), a series of shares of the Texas Capital Value Funds, Inc., including the portfolio of investments, as of September 30, 1997, and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Value & Growth Portfolio of the Texas Capital Value Funds, Inc. as of September 30, 1997, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated thereon, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
November 10, 1997

SEPTEMBER 30, 1997

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Value & Growth Portfolio (the "Fund"), a series of the Texas Capital Value Funds, Inc., began investment operations on November 6, 1995. The Fund's investment objective is capital appreciation, with income a secondary consideration. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time). Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

B. Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required.

C.  Securities Transactions, Investment Income and Other -
Securities transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis.
Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

D. Accounting Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.

2.  TRANSACTIONS WITH AFFILIATES

Investment Advisory and Administrative Agreements
The Fund has an investment advisory agreement with the Advisor, pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets.

The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

In addition, the Advisor is acting as the administrator to the Fund. For these services, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the 1st $5 million, .50% on the next
$25 million, .28% on the next $70 million, .25% on the next
$100 million, and .20% for over $200 million.

Transactions with the Distributor
Choice Investments, Inc., the Company's Distributor and clearing through Southwest Securities, was paid $4,140 in commissions for executing portfolio transactions.

Distribution Agreement and Plan
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the Company contracts with registered broker-dealers and their agents to distribute shares of the Fund. The Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets. For the period ending September 30, 1997, the amount paid to the Distributor was $14,858 plus sales charges.


3.	PURCHASES AND SALES OF SECURITIES
For the period ended September 30, 1997 the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $29,916,473 and $6,791,080 respectively.



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